J.P. MORGAN INCOME FUNDS

JPMorgan Short Duration High Yield Fund

(Class A Shares)

(a series of JPMorgan Trust I)

Supplement dated November 27, 2013

to the Prospectus dated February 27, 2013, as supplemented

Effective immediately, the “Shareholder Fees” table on page 1 of the JPMorgan Short Duration High Yield Fund (the “Fund”) prospectus is deleted in its entirety and replaced with the table below:

SHAREHOLDER FEES (Fees paid directly from your investment)
	Class A	Class C	Select Class
Maximum Sales Charge (Load) Imposed on Purchases as a % of the Offering Price	2.25%	NONE	NONE
Maximum Deferred Sales Charge (Load) as a % of Original Cost of the Shares	NONE	1.00%	NONE
	(under $500,000)

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE

PROSPECTUS FOR FUTURE REFERENCE

SUP-SDHY-FEES-1113